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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): November 20, 1996

                           STRUTHERS INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


       Delaware                       0-2707                     73074655
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(State or other jurisdiction        (Commission               (I.R.S. Employer
    of Incorporation)               File Number)             Identification No.)




1875 Century Park East, Suite 200, Los Angeles, CA                     90067
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  (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code            (310) 557-1875
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The following amends and supplements that Form 8-K dated January 21, 1997 of the Registrant.

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         On November 20, 1996, Struthers Industries, Inc. (the "Company") issued and sold $2,500,000 of its 4% Convertible Debentures due January 1, 1999 (the "Debentures"), to "accredited investors", as that term is defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Act"), in a transaction exempt from registration pursuant to Regulation S promulgated under the Act. The conversion rights and other terms of the Debentures are set forth below under the caption "Description of 4% Convertible Debentures."

         A fee of $200,000 will be paid by the Company to J. P. Carey Enterprises, Inc. for providing investment banking and consulting services in connection with the sale of the Debentures.

DESCRIPTION OF 4% CONVERTIBLE DEBENTURES.

         The following description is a summary of the rights and limitations of the Debentures:

1. Debentures. The Debentures are issuable in denominations of at least Ten Thousand Dollars ($10,000, U.S.). The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the holders surrendering the same, but shall not be issuable in denominations less than integral multiples of Ten Thousand Dollars ($10,000, U.S.). No service charge will be made for such registration of transfer or exchange.

2. Withholding. The Company shall be entitled to withhold from all payments of principal of, and interest on, the Debentures any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments. The holder shall pay any other taxes, charges, or levies in connection with the issuance or transfer thereof.

3. Transfer. The Debentures have been issued subject to investment representations of the original purchaser and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), including Regulation S promulgated under the Act. Prior to due presentment to the Company for transfer of the Debentures, the Company and any agent of the Company may treat the person in whose name the Debenture is duly registered on the Company's Debenture Register as the owner thereof for the purpose of receiving payment as provided in the Debenture and for all other purposes, whether or not the Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

4. Conversion. The record holders of the Debentures shall have conversion rights as follows (the "Conversion Rights"):

         (a) Right to Convert. The record holder of a Debenture shall be entitled, at the option of the holder, to convert any or all of the aggregate principal amount of Debentures held by such

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holder, at any time beginning sixty (60) days after the date of issuance of the
Debenture, at the office of the Company or any transfer agent for the Debentures, into that number of fully-paid and non-assessable shares of common stock of the Company ("Common Stock") calculated in accordance with the following formula:

Number of shares to be issued upon conversion = (Principal + Interest) x Conversion Price, where

  - Principal = The principal amount of the Debenture(s) to be converted,

  - Interest = Principal x (N/365) x .04, where N = the number of days between
(i) the date of issuance of this Debenture, and (ii) the date of conversion of this Debenture, and

  - Discount Rate =

         .80 if conversion is being effected during the period beginning sixty
(60) days and ending eighty-nine (89) days from the date of issuance of this Debenture;

         .785 if conversion is being effected during the period beginning ninety
(90) days and ending one hundred nineteen (119) days from the date of issuance of this Debenture;

         .77 if conversion is being effected during the period beginning one hundred twenty (120) days and ending one hundred forty-nine (149) days from the date of issuance of this Debenture;

         .755 if conversion is being effected during the period beginning one hundred fifty (150) days and ending one hundred seventy-nine (179) days from the date of issuance of this Debenture; and

         .74 if conversion is being effected on or after one hundred eighty
(180) days from the date of issuance of this Debenture.

  - Conversion Price = the lesser of (x) the average Closing Bid Price, as that term is defined below, of the Company's Common Stock for the five (5) trading days immediately preceding the date of issuance of the Debenture, or (y) the average Closing Bid Price, as that term is defined below, of the Company's Common Stock for the five (5) trading days immediately preceding the Date of Conversion, as defined below. The term "Closing Bid Price" shall mean the closing bid price of the Company's Common Stock as reported by NASDAQ (or, if not reported by NASDAQ, as reported by such other exchange or market where traded).

(c)      Adjustment to Conversion Price.

                  (i) If, prior to the conversion of all of the Debentures, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, or other similar event, the Fixed Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, or other similar

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event, the Fixed Conversion Price shall be proportionately increased.

                  (ii) If, prior to the conversion of all of the Debentures at a time when conversion would be at the Floating Conversion Price, there is a stock split, stock dividend or other similar event which occurs during the five-day period utilized to compute the Conversion Price, then the Closing Bid Price used to compute the Conversion Price shall be appropriately adjusted to reflect, as deemed equitable and appropriate by the Company, such stock split, stock dividend or other similar event.

                  (iii) If, prior to the conversion of all Debentures, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity, then the holders of Debentures shall thereafter have the right to purchase and receive upon conversion of Debentures, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such shares of stock and/or securities as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon the conversion of Debentures held by such holders had such merger, consolidation, exchange of shares, recapitalization or reorganization not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holders of the Debentures to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Fixed Conversion Price and of the number of shares issuable upon conversion of the Debentures) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter deliverable upon the exercise hereof. The Company shall not effect any transaction described hereunder unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the holders of the Debentures such shares of stock and/or securities as, in accordance with the foregoing provisions, the holders of the Debentures may be entitled to purchase.
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        STRUTHERS INDUSTRIES, INC.


                                        By: /s/ Richard Wade
                                            --------------------------------
                                                Richard Wade, Vice President


Dated: February 28, 1997